PIMCO California Municipal Income Fund
SemiAnnual period ending 103102
File No. 81110379

Exhibit 77Q3
(a)
(i) The registrants disclosure controls and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule 30a2c under the Investment Company Act.

(ii) There have been no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to the
 date of their evaluation.

(iii) CERTIFICATIONS

I, Brian S. Shlissel, certify that,

1. I have reviewed this report on Form NSAR of PIMCO California Municipal Income Fund,

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report, and

3. Based on my knowledge, the financial
information included in
 this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows, if the financial statements are required to include statement of cash flows, of the registrant as of, and for, the periods presented in this report,

4. The registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures, as defined in rule 30a2c under the Investment
Company Act, for the registrant and have,

a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared,

b) Evaluated the effectiveness of the registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of this report, the Evaluation Date, and

c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date,

5.	The registrants other certifying officers
and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors,or persons performing the equivalent functions,

a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrants ability to record, process, summarize, and report financial data and have identified for the registrants auditors any material weaknesses in internal controls, and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants internal controls; and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 24, 2002

/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief
Executive Officer



PIMCO California Municipal Income Fund
Semi-Annual period ending 103102
File No. 81110379



Exhibit 77Q3
(a)
(iv) The registrants disclosure controls and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule 30a2c under the Investment Company Act.

(v) There have been no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(vi) CERTIFICATIONS

I, Lawrence G. Altadonna, certify that,

5. I have reviewed this report on Form NSAR of PIMCO California Municipal Income Fund,

6. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report, and

7. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows, if the financial statements are required to include statement of cash flows, of the registrant as of, and for, the periods presented in this report;

8. The registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures, as defined in rule 30a2c under the Investment Company Act, for the registrant and have,

a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared,

b) Evaluated the effectiveness of the registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of this report, the Evaluation Date, and

c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date,

5.	The registrants other certifying officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors, or persons performing the equivalent functions,

c) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrants ability to record, process, summarize, and report financial data and have identified for the registrants auditors any material weaknesses in internal controls, and

d) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants internal controls; and

7. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 24, 2002

/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer